Exhibit 99.2

Announces a Merger with March 16, 2016

Forward Looking Statements 2 This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology that are predictions of or indicated future events or trends and that do not related solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, Home State’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”). For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the SEC on February 17, 2016. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in any forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and, except as may otherwise be required by law, the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Pro forma, projected and estimated numbers are used for illustrative purposes and are not forecasts, and actual results may differ materially. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

3 Transaction Rationale Strategic Rationale Strengthens GBNK’s position as one of the premier community bank holding companies headquartered in Colorado with $3.3 billion in pro forma assets Move to 4th largest bank headquartered in Colorado (from 6th) Improve to 8th largest in deposit market share rank for Colorado (from 14th) Home State Bancorp’s high quality franchise has a solid core deposit base with excess liquidity $883.9 million in total assets 60.6% loan/deposit ratio 24.2% noninterest bearing deposits and 87.9% non-CDs Low total cost of deposits at 0.23% In line with stated strategic goals of growing market share along Colorado Front Range Financially Attractive Aggregate transaction value of approximately $133.7 million(1) Transaction Projections 14.8% accretive to EPS in 2017(2) Internal rate of return in excess of 20% Tangible book value earn back of approximately 4.4 years(3) Cost savings of approximately 42%(4) Based on GBNK’s closing price of $15.11 on 3/15/2016. Subject to adjustment if Home State’s consolidated tangible common equity is less than $79 million. Assumes 100% phase-in of cost savings in 2017; GBNK 2017e EPS per median street estimates. TBV earn back period is calculated using cross over method. Assumes 50% phase-in of cost savings in 2016 and 100% thereafter.

Pro Forma Branch Map 4 1 1 3 2 3 2 Guaranty (26) Home State (11)

# Creating One of the Largest Colorado-based Bank Holding Companies

## Colorado Community Bank Holding Companies Ranked by Assets ($bn)



FirstBank Holding Company
$15.55
National Bank Holdings Corporation
$4.68
CoBiz Financial Inc.
$3.35
Pro Forma Company
$3.25
Alpine Banks of Colorado
$2.74
Sturm Financial Group, Inc.
$2.47
Guaranty Bancorp
$2.37
Silver Queen Financial Services, Inc.
$1.69
Citywide Banks of Colorado, Inc.
$1.34
Home State Bancorp
$0.88
First Western Financial, Inc.
$0.86

## Colorado Statewide Deposit Market Share

| Rank | Institution | Number of Branches | Deposits in Market ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | Wells Fargo & Co. (CA) | 164 | 28,971 | 24.95 |
| 2 | FirstBank Holding Co. (CO) | 100 | 12,985 | 11.18 |
| 3 | U.S. Bancorp (MN) | 158 | 11,618 | 10.01 |
| 4 | JPMorgan Chase & Co. (NY) | 116 | 10,376 | 8.94 |
| 5 | BNP Paribas | 76 | 3,914 | 3.37 |
| 6 | KeyCorp (OH) | 64 | 3,415 | 2.94 |
| 7 | Zions Bancorp. (UT) | 37 | 2,765 | 2.38 |
| | **Preliminary Pro Forma Company** | **37** | **2,455** | **2.11** |
| 8 | Lauritzen Corp. (NE) | 26 | 2,366 | 2.04 |
| 9 | Alpine Banks of Colorado (CO) | 41 | 2,255 | 1.94 |
| 10 | BBVA | 39 | 2,224 | 1.92 |
| 11 | Pinnacle Bancorp Inc. (NE) | 39 | 2,201 | 1.90 |
| 12 | CoBiz Financial Inc. (CO) | 13 | 2,100 | 1.81 |
| 13 | Bank of America Corp. (NC) | 2 | 1,795 | 1.55 |
| **14** | **Guaranty Bancorp (CO)** | **26** | **1,750** | **1.51** |
| 15 | National Bank Holdings Corp. (CO) | 52 | 1,532 | 1.32 |
| **25** | **Home State Bancorp (CO)** | **11** | **704** | **0.61** |
| | **Total (1-15)** | **953** | **90,270** | **77.75** |
| | **Total (1-133)** | **1,519** | **116,108** | **100.00** |

## Overlapping Counties: Pro Forma Deposit Market Share

| Institution | Rank | Deposits in Market ($mm) | Market Share (%) |
|---|---|---|---|
| **Larimer County:** | | | |
| Guaranty Bancorp (CO) | 9 | 214 | 3.11 |
| Home State Bancorp (CO) | 3 | 668 | 9.70 |
| **Preliminary Pro Forma Company** | **3** | **882** | **12.81** |
| **Boulder County:** | | | |
| Guaranty Bancorp (CO) | 7 | 338 | 4.00 |
| Home State Bancorp (CO) | 20 | 36 | 0.43 |
| **Preliminary Pro Forma Company** | **5** | **374** | **4.43** |

5

GUARANTY BANCORP

Note: Total assets as of 12/31/2015 and deposit data per FDIC S.O.D. as of 6/30/2015
Source: SNL Financial.

Assets ($mm) $883.9 Gross Loans ($mm) $443.6 Total Deposits ($mm) $732.6 Common Equity ($mm) $80.7 TCE / TA (%) 9.12 Tier 1 Common Ratio (%) 14.04 Leverage Ratio (%) 9.10 Loans / Deposits (%) 60.6 LTM Adj. ROAA(2) (%) 0.82 6 (1) NPAs / Assets as per bank call report. Home State’s earnings adjusted for S-corp status using 37% tax rate. Note: Loan and deposit composition per bank call report. Source: SNL Financial. Home State Bancorp Overview Selected Financial Highlights Profitability Comparison Total Assets ($mm) vs. NPAs/Assets(1) (%) Demonstrated growth with improving profitability and clean credit quality Superior deposit franchise with excess liquidity 2011Y 2012Y 2013Y 2014Y 2015Y Net Income ($mm) 1.1 6.5 7.8 9.0 11.1 ROAA (%) 0.19 1.04 1.10 1.15 1.30 Adj. ROAA(2) (%) 0.12 0.66 0.69 0.73 0.82 Loan Composition Deposit Composition $599 $678 $740 $820 $884 4.32% 1.81% 1.19% 0.33% 0.20% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2011Y 2012Y 2013Y 2014Y 2015Y MMDA & Sav. 51% Noninterest bearing DDA 24% NOW & Other 13% Retail Time 4% Jumbo Time 8% C&I 11% C&D 10% Res. RE 11% Multifamily 5% CRE OO 31% CRE NOO 22% Consumer & Other 10%

Note I: GBNK loan and deposit composition per FR Y-9C. Note II: Home State Bancorp loan and deposit composition per bank call report. Source: SNL Financial. Preliminary Pro Forma Loan & Deposit Composition 7 Consumer & Other 6% C&I 15% Residential RE 16% C&D 5% CRE NOO 40% Consumer & Other 10% C&I 11% CRE NOO 22% C&D 10% CRE OO 31% Consumer & Other 7% C&I 14% Residential RE 15% C&D 6% CRE NOO 37% Retail Time 8% Jumbo Time 6% Noninterest Bearing DDA 34% MMDA & Savings 52% NOW & Other ~0% MMDA & Savings 51% Jumbo Time 8% Retail Time 4% NOW & Other 13% Noninterest Bearing DDA 24% MMDA & Savings 51% Jumbo Time 7% Retail Time 7% NOW & Other 4% Noninterest Bearing DDA 31% CRE OO 13% Multifamily 5% Multifamily 5% Residential RE 11% Multifamily 5% CRE OO 16% + = + = Total Deposits: $1,801,967 Total Deposits: $732,601 Total Deposits: $2,534,568 Cost of Deposits: 0.20% Cost of Deposits: 0.23% Yield on Loans: 4.17% Yield on Loans: 4.69% Deposit Composition: Guaranty Bancorp Home State Bancorp Pro Forma Company Loan Composition: Guaranty Bancorp Home State Bancorp Pro Forma Company Gross Loans: $1,814,536 Gross Loans: $443,618 Gross Loans: $2,249,491

8 As adjusted if GBNK stock appreciates or declines by 20% and outperforms or underperforms the KBW Regional Banking Index by 20% Based on GBNK’s closing price of $15.11 on 3/15/2016. Transaction Overview Transaction Structure and Value Fixed number of shares of GBNK stock to be issued of 6,533,914(1) $35.0 million in cash Subject to delivery of minimum consolidated tangible common equity of $79 million; excess tangible common equity can be distributed to Home State shareholders Aggregate transaction value of approximately $133.7 million(2) Results in approximately 73.8% stock / 26.2% cash(2) Pro Forma Ownership Pro forma ownership of 76.9% for GBNK and 23.1% for Home State Approvals Shareholder approval for both Home State (approximately 70.4% of Home State shares subject to voting and support agreements) and GBNK Customary regulatory approvals Expected Closing Third Quarter 2016; intent is to merge banks at close, with Guaranty Bank and Trust Company as surviving bank

9 Deal value / $79.0 minimum tangible common equity required before adjustment of 1.69x. Home State’s full year earnings of 2015 adjusted for S-corp status using 37% tax rate. Assumes 100% phase-in of cost savings in 2017; GBNK 2017e EPS per median street estimates. TBV earn back period is calculated using cross over method. Financial Impact and Assumptions Valuation Multiples Deal value / tangible book value of 1.66x based on consolidated year end tangible common equity of $80.7 million(1) Deal value / last twelve months earnings of 19.1x(2) Financial Results Cost Savings Estimated cost savings of approximately $10.0 million, or approximately 42% of Home State’s expected 2016 non-interest expense Assumes cost savings are phased in 50% in 2016 and 100% in 2017 Financing Subordinate debt raise in an amount approximately equal to $35 million (cash portion of the transaction value) to be completed prior to closing the transaction Projected earnings accretion to EPS in 2017 of 14.8%(3) Projected internal rate of return in excess of 20% Tangible book value dilution earn back of approximately 4.4 years(4) Other Assumptions Fair value mark of approximately 2.5% on Home State’s loan portfolio Pre-tax merger expenses of approximately $3.9 million